December 18, 2017

DREYFUS MANAGER FUNDS II

Dreyfus Balanced Opportunity Fund

Supplement to Current Summary Prospectuses and Prospectuses

dated March 31, 2017

The following information supersedes and replaces the second paragraph in "Portfolio Management" in the summary prospectuses and the second paragraph in "Fund Summary – Portfolio Management" in the prospectuses:

Keith Stransky is the fund's primary asset allocation portfolio manager, a position he has held since March 2007. Mr. Stransky is the Chief Investment Officer (Traditional) and a Senior Portfolio Manager for EACM Advisors LLC, an affiliate of Dreyfus. Brian Ferguson, John C. Bailer, George E. DeFina, Mark A. Bogar, CFA, James A. Lydotes, CFA, and Andrew Leger are the fund's primary equity portfolio managers. Mr. Ferguson has held this position since March 2007. Messrs. Bailer and DeFina have held this position since December 2015. Messrs. Bogar, Lydotes and Leger have held this position since September 2016. Mr. Ferguson is a senior managing director and the senior portfolio manager of the U.S. Large Cap Value Equity Team of The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus. Mr. Bailer is a senior managing director and a senior portfolio manager of U.S. dividend-oriented and large-cap strategies at TBCAM. Mr. DeFina is a director, portfolio manager and senior quantitative analyst at TBCAM. Mr. Bogar is a senior managing director, portfolio manager and head of the global equity team at TBCAM. Mr. Lydotes is a managing director, portfolio manager and senior research analyst at TBCAM. Mr. Leger is a director and senior research analyst at TBCAM. David Bowser, CFA, is the fund's primary fixed-income portfolio manager, a position he has held since March 2008. Mr. Bowser is managing director and senior portfolio manager for the Global Multi-Sector Investment team at Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus. Each portfolio manager also is an employee of Dreyfus.

The following information supersedes and replaces the fifth paragraph in "Fund Details – Management" in the prospectuses:

David Bowser, CFA, is the fund's primary fixed-income portfolio manager, a position he has held since March 2008. Mr. Bowser is managing director and senior portfolio manager for the Global Multi-Sector Investment team at Standish, where he has been employed since 2000. He also has been employed by Dreyfus since July 2006. Mr. Bowser manages the fund in his capacity as an employee of Dreyfus.